UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

Amber Resources Company of Colorado

(Exact name of registrant as specified in its charter)

Delaware	0-08874	84-0750506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 17th Street, Suite 4300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-9133

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously reported, on December 16, 2011, Amber Resources Company of Colorado (the “Company”), its major shareholder, Par Petroleum Corporation (formerly known as Delta Petroleum Corporation) (“Par”), and certain of Par’s other subsidiaries (collectively, the Company, Par and such other subsidiaries, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases were consolidated for the purpose of joint administration under the caption In re Delta Petroleum Corporation, et al., Case No. 11-14006 (KJC). On August 16, 2012, the Bankruptcy Court entered an order confirming the Third Amended Joint Chapter 11 Plan of Reorganization of Delta Petroleum Corporation and Its Debtor Affiliates dated August 13, 2012 (as confirmed, the “Plan”). On August 31, 2012 (the “Effective Date”), the Debtors consummated their reorganization under the Bankruptcy Code and the Plan became effective.

Pursuant to the Plan, on the Effective Date, the legal, equitable and contractual rights of each holder of shares of the Company’s common stock were extinguished, canceled and discharged and such stockholders did not receive any distribution or consideration in connection with such shares. The Company will file a Form 15 with the Securities and Exchange Commission to suspend its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended. Subsequent to this filing, Par will dissolve each of its non-operating subsidiaries, including the Company, pursuant to the Plan.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1* Third Amended Joint Chapter 11 Plan of Reorganization of Delta Petroleum Corporation and Its Debtor Affiliates dated August 13, 2012 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Par Petroleum Corporation (SEC File No. 000-16203) filed with the SEC on September 7, 2012).

*	Schedules and similar attachments to the Third Amended Joint Chapter 11 Plan of Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amber Resources Company of Colorado

Dated: December 10, 2012	/s/ John T. Young, Jr.
John T. Young, Jr., as Trustee for the Delta Petroleum Corporation General Recovery Trust

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